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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                  -------------

                                    FORM 8-K


                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported)  May 16, 2005
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                               LAND O'LAKES, INC.
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             (Exact name of registrant as specified in its charter)


         MINNESOTA                   333-84486                     41-0365145
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(State or other jurisdiction  (Commission File Number)         (IRS Employer
     of incorporation)                                       Identification No.)



            4001 LEXINGTON AVENUE NORTH
               ARDEN HILLS, MINNESOTA                              55126
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      (Address of principal executive offices)                   (Zip Code)



Registrant's telephone number, including area code  (651) 481-2222
                                                   -----------------------------

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17
        CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17
        CFR 240.14a-12(b)).
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the
        Exchange Act  (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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ITEM 8.01  OTHER EVENTS


     Land O'Lakes, Inc. has an equity interest in CF Industries, Inc., a domestic fertilizer manufacturer. As announced on May 16, 2005, CF Industries Holdings, Inc. (the holding company for CF Industries, Inc.) filed a registration statement with the Securities and Exchange Commission with respect to an initial public offering of its common stock. If the offering is consummated, our ownership in CF Industries would be substantially reduced in exchange for cash. At this time, we cannot provide an estimate of the amount of proceeds we would receive or comment on our probable use of such proceeds, nor can we assure you that the offering will be completed. However, it remains our general intent to reduce our debt balances when it is feasible and economical to do so.







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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                                   LAND O'LAKES, INC.


Date:  May 16, 2005                                /s/ Dan Knutson
                                                   ---------------
                                                   Daniel Knutson
                                                   Senior Vice President
                                                   and Chief Financial Officer